Exhibit 10.3B

             RENEWAL OF LEASE DATED FEBRUARY 5, 1997 BETWEEN BASCOM CORPORATION (LANDLORD) AND SEL-LEB MARKETING, INC. (TENANT).

1. THE RENEWAL IS FOR 50,570 SQ FT OF WAREHOUSE AND OFFICE SPACE IN THE BUILDING KNOWN AS 495 RIVER STREET, PATERSON, NJ, ALSO KNOWN AS BLOCK C0450 LOT 8 ON THE TAX MAP OF THE CITY OF PATERSON,

2. THE INITIAL RENEWAL PERIOD IS FOR 24 MONTHS FROM APRIL 1, 2002 TO MARCH 31, 2004.

3.     THE GROSS MONTHLY RENTAL AND REIMBURSEMENT OF TAXES WILL BE AS FOLLOWS:

            APRIL 1, 2002 TO MARCH 31, 2004              $24,863,58 PER MONTH

            (Twenty Four Thousand Eight Hundred Sixty Three Dollars and 58 Cents monthly, Two Hundred Ninety Eight Thousand Three Hundred Sixty Three Dollars annually for 2 years, $4.75/sq ft plus $1.15 for taxes).

4.     THERE WILL BE 3 (THREE) ONE-YEAR OPTIONS TO RENEW AT THE FOLLOWING RATES:

       a.)  APRIL 1, 2004 TO MARCH 31, 2005     $25,285.00 PER MONTH
            (Twenty Five Thousand Two Hundred Eight Five Dollars monthly,  Three
            Hundred  Three  Thousand  Four  Hundred  Twenty  Dollars   annually,
            S4.85/sq ft plus $1.15 for taxes).

       b.)  APRIL 1, 200 5 TO MARCH 31, 2006    $25,706.41 PER MONTH
            (Twenty Five Thousand Seven Hundred Six dollars and 41 Cents monthly, Three Hundred Eight thousand Four Hundred Seventy Seven dollars annually, $4.95/sq ft plus $1.15 for taxes)

       c.)  APRIL 1, 2006 TO MARCH 31, 2007     $26,127.83 PER MONTH
            (Twenty Six Thousand One Hundred Twenty Seven Dollars and 83 Cents monthly, Three Hundred Thirteen Thousand Five Hundred Thirty Four Dollars annually, $5.05/sq ft plus $1.15 for taxes).

5. ALL TERMS AND CONDITIONS APPLICABLE TO THE INITIAL LEASE TERM SHALL ALSO PREVAIL DURING THIS RENEWAL LEASE TERM EXCEPT FOR THE FIXED MONTHLY BASE RENTAL FOR THE RENEWAL LEASE TERM.

6.     ADDITIONAL CONDITIONS:

       a.) Tenant shall have the right to sublet a portion of the warehouse space and shall be permitted to make improvements so as to accommodate said potential. sublease.

       b.) Landlord agrees to pay for reasonable advertising and marketing costs to accomplish said sublet.

       c.) Real Estate Brokerage Commission to be paid Annually, in advance, upon activation of the LEASE each year.

7.     LANDLORD WILL AGREE TO:

       A.   PAINT AND RE-CARPET EXISTING OFFICES (FIRST & SECOND FLOORS)

       B.   REPAIR AND SEAL THE MAJOR CRACKS AND. HOLES IN WAREHOUSE FLOOR.

       C.   EXISTING MECHANICAL SYSTEMS SHALL BE PLACED IN GOOD WORKING ORDER.

                                        LEASE RENEWAL BETWEEN BASCOM CORPORATION
                                        AND SEL-LEB MARKETING, INC.  Page 2 of 3


IN WITNESS WHEREOF, the parties hereto have hereunto set their hand and seals, or caused these present to be signed by their Corporate officers and proper corporate Seal to be hereto affixed, this 29 day of January 2002.

WITNESS:                                    BASCOM CORPORATION


     /s/ Wendi R. Viglione                  BY:    /s/ John A. Fressie
------------------------------------           --------------------------------
                                                       John A. Fressie

ATTEST:                                     SEL-LEB MARKETING, INC.


    /s/ Wendi R. Viglione                   BY:       /s/ J. Koegel
------------------------------------           --------------------------------

         WENDI R. VIGLIONE
    NOTARY PUBLIC OF NEW JERSEY
My Commission Expires Oct. 20, 2002

                                        LEASE RENEWAL BETWEEN BASCOM CORPORATION
                                        AND SEL-LEB MARKETING, INC.  PAGE 3 OF 3


                     ADDENDUM TO LEASE RENEWAL DATED 1/29/02
             BETWEEN BASCOM CORPORATION AND SEL-LEB MARKETING, INC.

BASCOM CORPORATION WILL COMPLETE ALL THE NECESSARY REPAIRS REQUESTED BY TENANT WITHIN 60 DAYS FROM THE SIGNING OF THIS LEASE.

BASCOM AGREES TO ASSIGN ALL OF IT'S PUBLIC WAREHOUSING BUSINESS TO TENANT PROVIDING TENANT PROVIDES THE SAME SERVICE BASCOM IS PAYING FOR AT PORT JERSEY WAREHOUSE. BASCOM HAS PROVIDED TENANT WITH COMPLETE BILLING FROM PORT JERSEY WAREHOUSE AND THEIR RATE SCHEDULE. BASCOM WILL PAY TENANT THE SAME PRICE FOR THESE SERVICES.

BOTH PARTIES AGREE TO ENTER INTO A 24 MONTH AGREEMENT, NON CANCELABLE BY EITHER PARTY.

BASCOM AGREES TO PAY TENANT A MINIMUM CHARGE OF $3,500.00 PER MONTH IF ACTUAL BILLING IS LESS.


IN WITNESS WHEREOF, the parties hereto hereunto set their hand and seals, or caused these present to be signed by their Corporate officers and proper corporate Seal to be hereto affixed, this 29th day of January 2002.

WITNESS:                                    BASCOM CORPORATION


     /s/ Wendi R. Viglione                  BY:    /s/ John A. Fressie
------------------------------------           --------------------------------
                                                       John A. Fressie

ATTEST:                                     SEL-LEB MARKETING, INC.


    /s/ Wendi R. Viglione                   BY:       /s/ J. Koegel
------------------------------------           --------------------------------

         WENDI R. VIGLIONE
    NOTARY PUBLIC OF NEW JERSEY
My Commission Expires Oct. 20, 2002